UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2015

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Zayo Group Holdings, Inc. (“ZGH”) and its primary operating subsidiary, Zayo Group, LLC (“ZGL” together with ZGH, the “Company”), have made certain leadership changes. As of May 28, 2015, Matthew Erickson, previously the President of Zayo Physical Infrastructure, was appointed Chief Operating Officer of the Zayo Physical Infrastructure business segment, and Chris Morley, previously the President of Zayo Cloud and Connectivity, was appointed Chief Operating Officer of the Zayo Cloud and Connectivity business segment.

Mr. Erickson, age 38, joined the Company in 2006. From 2006 through May 2014, Mr. Erickson has held various roles at the Company, including President of Zayo Fiber and Transport Infrastructure, President of Zayo Fiber Solutions, Senior Vice President of Corporate Development & Strategy and Vice President of Marketing & Product Management. From May 2014 until he assumed his current role, Mr. Erickson served as President of Zayo Physical Infrastructure. In addition to his responsibilities for the strategic product groups within the Physical Infrastructure business segment (Dark Fiber, zColo, and Mobile Infrastructure Group), Mr. Erickson oversees Zayo’s construction and outside plant organizations. Before joining the Company, Mr. Erickson was at ICG, where he was Vice President of Marketing & Product Management from 2004 to 2006. Prior to ICG, Mr. Erickson was at Level 3, where he held various roles including internet, transport and infrastructure product management and corporate strategy/development. Mr. Erickson began his career at PricewaterhouseCoopers in the audit and financial advisory services groups. Mr. Erickson received his B.S. in Accounting from Colorado State University.

Mr. Morley, age 41, joined the Company in 2009 and served as Chief Financial Officer and Head of Product Management for the Zayo Bandwidth business unit until December 2010. From December 2010 through May 2012, Mr. Morley served as the President of zColo. More recently, Mr. Morley served as President of IP, Colocation, and Ethernet from May 2012 and the Network Control Center from June 2013, President of Waves and SONET from December 2013, and as President, Sales and Marketing from April 2014 until February 2014, when he became President of the Zayo Lit Services business segment (later renamed Zayo Cloud and Connectivity). From 2008 until joining the Company in 2009, Mr. Morley acted as an independent consultant advising operating companies and private equity investors on strategy, merger and acquisition due diligence, execution, and operational improvements. In addition to his responsibilities for the strategic product groups within the Cloud and Connectivity business segment (Wavelengths, Ethernet, IP, Sonet, and Cloud), Mr. Morley oversees Zayo’s network control center (NCC) and field operations. During 2006 and 2007, Mr. Morley served as part of the management team for One Communications Corporation, serving as Chief Integration Officer and the Executive Vice President of Operations and Networks. From 1999 to 2006, Mr. Morley served as part of the management team for Conversent Communications, LLC, serving as Executive Vice President of Operations and Engineering. Mr. Morley received his B.S. in Finance from the University of Denver.

Item 7.01. Regulation FD Disclosure.

On May 28, 2015, the Company issued a press release announcing the appointments of Mr. Erickson and Mr. Morley as chief operating officers of their respective business segments. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 28, 2015.

The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the registrants believe any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the registrants’ performance is contained in their respective filings with the Securities and Exchange Commission. The registrants undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration those risks and uncertainties discussed in ZGH’s final prospectus filed with the SEC on March 13, 2015, ZGL’s Annual Report on Form 10-K for the year ended June 30, 2014, and each registrant’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2014, December 31, 2014, and March 31, 2015, including but not limited to those under the heading “Risk Factors” to the extent each heading is included therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: May 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 28, 2015.